UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     February 15, 2005

                              VIKING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             000-49636                             86-0913802
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     (Commission File Number)           (IRS Employer Identification No.)


   7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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   (Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

     On February 15, 2005, Viking Systems, Inc, (the "Company") borrowed $500,000 from Donald E. Tucker pursuant to the terms of a Convertible Promissory Note. A copy of that Convertible Promissory Note is attached as an exhibit to this Form 8-K. The Note is unsecured and bears interest at the rate of 10% per annum. The maturity date of the new Note is March 31, 2005. The Company and Mr. Tucker anticipate that the Note will be converted into a replacement Convertible Debt instrument as part of a debt instrument offering to be made by the Company.


Item 9.01 Financial Statements and Exhibits

C - Exhibits
      Exhibit Number          Description
      --------------          -----------

      10.1                    Convertible Promissory Note

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 18, 2005                 VIKING SYSTEMS, INC.

                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board








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